EXHIBIT 10.3

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

                (for completion by non-United States residents)


                              QUARTZ VENTURES, INC.



The undersigned (the "Purchaser") hereby irrevocably subscribes for and agrees to purchase the number of shares of common stock in the capital of Quartz Ventures, Inc. (the "Company"), a Nevada company, disclosed on page 5 of this Agreement at a price of US$ per share for the aggregate price disclosed on page 5 of this Agreement (U.S. dollars) (the "Funds"). Together with this Subscription Agreement, the Purchaser is delivering to the Company the full amount of the purchase price for the Shares in respect of which it is subscribing. The Offering is being conducted in reliance upon the exemption from registration requirements of the Securities Act of 1933 (the "Act") set forth in Regulation S promulgated under the Act.

2. Representations and Warranties of the Purchaser. In order to induce the Company to accept this subscription, the Purchaser hereby represents and warrants to, and covenants with, the Company as follows:

A. The Purchaser is purchasing the Shares for the Purchaser's own account (not as a nominee or agent) for investment purposes and not with a view towards resale or distribution of any part thereof. The Purchaser has no present arrangement or intention to sell or distribute the Shares, or to grant participation in the Shares. The Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares sold hereby;

B. The Purchaser acknowledges and agrees that the United States Securities & Exchange Commission has not review the offering of the Shares and that the Shares have not been registered under the Act and may not be offered or sold in the United States or to U.S. persons unless the Shares are registered under the Act, sold in accordance with the provisions of Regulation S of the Act or pursuant to an available exemption from registration. The certificate representing the Shares will bear the following legend and the Purchaser agrees to abide by the terms thereof:


         The Securities represented hereby have not been registered under the Securities Act of 1933 (the "Act"), and have been issued in reliance upon an exemption from the registration requirements of the Act provided by Regulation S promulgated under the Act. Such securities may not be re-offered for sale or resold or otherwise transferred except in accordance with the provisions of Regulation S, pursuant to an effective registration under the Act, or pursuant to an available exemption from registration under the Act. Hedging transactions involving the securities may not be conducted unless in compliance with the Act.


C. The Purchaser has had the opportunity to ask and receive answers to any and all questions the Purchaser had with respect to the Company, its Business Plan, Management and current financial condition. The Purchaser acknowledges that the Company is newly organized, does not have an operating history, will likely require additional capital to complete its business plan and that there is no assurance that the Company can obtain additional capital or successfully complete its Business Plan;


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D. The Purchaser is an accredited investor and has such knowledge and expertise in financial and business matters that the Purchaser is capable of evaluating the merits and risks involved in an investment in the Shares and acknowledges that an investment in the Shares entails a number of very significant risks and the Purchaser is able to withstand the total loss of its investment. The Purchaser acknowledges that the Company has recommended that each Purchaser obtain independent legal and financial advice prior to subscribing, including but not limited to advice as to the legality of any resale of the Shares, as well as the suitability of the investment for the Purchaser;

E. Except as set forth in this Agreement, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the Purchaser is not relying upon any information, other than that contained in this Agreement and the result of independent investigation by the Purchaser;

F. The Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States Federal and State securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares;

G. The Purchaser has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement is a legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms;

H. The Purchaser is not purchasing the Shares as a result of any advertisement of the offering of the Shares;

I. This subscription for the Shares has not been induced by any representations or warranties by any person whatsoever with regard to the future value of the Company's securities;

J. The Subscriber is not a "U.S. Person" as defined by Regulation S of the Act and is not acquiring the Shares for the account or benefit of a U.S. Person. A "U. S. Person" is defined by Regulation S of the Act to be any person who is:

     (a) any natural person resident in the United States;

     (b) any partnership or corporation organized or incorporated under the laws of the United States;

     (c) any estate of which any executor or administrator is a U.S. person;

     (d) any trust of which any trustee is a U.S. person;

     (e) any agency or branch of a foreign entity located in the United States;

     (f) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

     (g) any partnership or corporation if.


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     1   . organized or incorporated under the laws of any foreign jurisdiction;
                                                                            -and

     2. formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors [as defined in Section
         230.501 (a) of the Act] who are not natural persons, estates or trusts.

K. The Purchaser agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Act; and

L. The Purchaser agrees to execute an agreement imposing restrictions on transfer of the Shares in the form the Company requires.


3. Representations of the Company. The Company represents and warrants to the Purchaser that:

A. The Company is duly incorporated under the laws of the State of Nevada and is in good standing in accordance with all applicable federal and state laws;

B. The execution, delivery and performance of this Agreement by the Company and the performance of its obligations hereunder do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provisions of (i) the Company's Articles of Incorporation or By-laws, (ii) any indenture, mortgage, deed of trust, agreement or any instrument to which the Company is a party or by which it or any of its property is bound, (iii) any applicable statute or regulation, or (iv) any judgment, decree or order of any court or government body having jurisdiction over the Company or any of its property;

C. The execution, delivery and performance of this Agreement and the consummation of the issuance of the Shares and the transactions contemplated by this Agreement are within the Company's corporate powers and have been duly authorized by all necessary corporate and stockholder action on behalf of the Company;

D. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Company, or which might materially and adversely affect the properties or assets thereof;


E. The Company is not in default in the performance or observance of any material obligation agreement, covenant or condition contained in any material indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound; and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of a lien or charge on any assets or properties of the Company under any material deed of trust or other material agreement or instrument to which the Company is party or by which it is bound or any statute or the Articles of Incorporation or By-laws of the Company, or any decree, judgment, order, ruling or regulation of any court or government agency or body having jurisdiction over the Company or its properties;

F. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or on the earnings, business affairs, business prospects, properties or assets of the Company, or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

4. Non-Binding Until Accepted. The Purchaser understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Agreement where indicated. The funds advanced by the Purchaser cannot be used by the Company until the Company has accepted the subscription and has executed this Agreement.

5. Non-Assignability. Neither this Agreement nor any of the rights of the Purchaser hereunder may be transferred or assigned by the Purchaser. Moreover, the Company shall refuse to register any transfer of the common stock not made in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration.

6. Modification/Entire Agreement. This Agreement (i) may only be modified by a written instruction executed by the Purchaser and the Company; (ii) sets forth the entire agreement of the Purchaser and the Company with respect to the subject matter hereof; and (iii) shall enure heirs, legal representatives, successors and permitted assigns.

7. Governing Law. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Nevada.

8. Notices. All Notices or other communication hereunder shall be in writing and shall be deemed to have been duly given if delivered personally (including courier service) or mailed by certified or registered mail, return receipt requested, postage prepaid.

IN WITNESS WHEREOF the Purchaser has executed this Securities Subscription Agreement on the date set forth below.

The Subscriber hereby offers to subscribe for _____________ Shares on the terms and conditions of this Agreement and agrees to pay the Funds and delivers herewith a certified check, money order or bank draft in the sum of $ _________ (U.S.) made payable to the Company.

DATED:  __________________

                  (sign below if Subscriber is an individual)


SIGNED, SEALED AND DELIVERED by the Subscriber in the presence of:

                                                   ) ___________________________
                                                   ) SIGNATURE OF THE SUBSCRIBER


__________________________________________________ ) PRINTED NAME OF SUBSCRIBER
                                                   )
                                                   )
                                                    ____________________________
                                                   ) RESIDENTIAL ADDRESS OF
                                                     SUBSCRIBER
                                                   )
                                                   )





                   (sign below if Subscriber is a corporation)



 EXECUTED by                                        )
                                                    ) __________________________
 in the presence of:                                ) per:
                                                    )
                                                    ) __________________________
____________________________________________________) AUTHORIZED SIGNATORY
 WITNESS                                            )

ACCEPTANCE BY THE COMPANY
_________________________

This Agreement is accepted by the Company as of the      day of




                                                    QUARTZ VENTURES, INC.

                                                    per:

                                                    ____________________________
                                                    Authorized Signatory